     This Lease made the 10TH day of AUGUST 1998, between 61 MANORHAVEN BOULEVARD, LLC, 26 HARBOR PARK DRIVE, PORT WASHINGTON, NY 11050 hereinafter referred to as LANDLORD, and NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., 26 HARBOR PARK DRIVE, PT. WASHINGTON, NEW YORK 11050 hereinafter jointly, severally and collectively referred to as TENANT.

     WITNESSETH, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord APPROXIMATELY 1,500 SQUARE FEET ('DEMISED PREMISES') in the building known as 63 MANORHAVEN BOULEVARD, PORT WASHINGTON, NY 11050 to be used and occupied by the Tenant A PHARMACY and for no other purpose, for a term to a commence on SEPTEMBER 1, 1998 and to end on AUGUST 31, 2005, unless sooner terminated as hereinafter provided, at the annual rent of Eighteen Thousand and 00/100 Dollars ($18,000.00) for the period September 1, 1998 through August 31, 1999, thereafter increased by an amount equal to five percent (5%) per annum as reflected on the attached schedule made part of this lease, all payable in equal monthly installments in advance on the first day of each and every calendar month during said term, except the first installment, which shall be paid upon the execution hereof.

     THE TENANT JOINTLY AND SEVERALLY COVENANTS:

     FIRST. -- That the Tenant will pay the rent as above provided.

REPAIRS

ORDINANCES
AND
VIOLATIONS

ENTRY

INDEMNIFY
LANDLORD

     SECOND. -- That, throughout said term the Tenant will take good care of the demised premises, fixtures and appurtenances, and all alterations, additions and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and Local Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice 'To Let' to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.








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

MOVING
INJURY
SURRENDER

NEGATIVE
COVENANTS

OBSTRUCTION
SIGNS

AIR
CONDITIONING

     THIRD. -- That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything, or suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violation of any laws or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairways or entrances to the building, and will erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without prior written consent of Landlord.

     IT IS MUTUALLY COVENANTED AND AGREED, THAT

FIRE CLAUSE

     FOURTH. -- If the demised premises shall be partially damaged by fire or other cause without fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of 'labor troubles' or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by and at the expense of Tenant.









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

EMINENT
DOMAIN

     FIFTH. -- If the whole or any part of the premises hereby demised shall be taken or condemned by any competent authority for any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

LEASE NOT
IN EFFECT

DEFAULTS

TEN DAY
NOTICE

     SIXTH. -- If, before the commencement of the term, the Tenant be adjudicated a bankrupt, or make a 'general assignment' or take the benefit of any insolvent act, or if a Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in the performance of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a Director, this lease shall thereby, at the option of the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease, other than the covenants for the payment of rent or 'additional rent' or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the terms of this lease, and thereupon at the expiration of said ten days' (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereafter provided.





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

RE-POSSESSION BY LANDLORD

RE-LETTING

WAIVER
BY TENANT

     If the Tenant shall make default in the payment of the rent reserved hereunder, or any item of 'additional rent' herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days' period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy all premises together with all additions, alterations and improvements. In any such case or in the event that this lease be 'terminated' before the commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent of the Tenant, and receive the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision 'Sixth' provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and 'additional rent' reserved herein, less the avails of reletting, of any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words 're-enter' and 're-entry' as used in this lease are not restricted to their technical legal meaning.

REMEDIES ARE CUMULATIVE

     In the event of a breach or threatened breach by the Tenant of any of the convenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.

LANDLORD MAY PERFORM

ADDITIONAL RENT

     SEVENTH. -- If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fall to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, any any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be 'additional rent' for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day or the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any instalment of the regular stipulated rent hereunder or any of said 'additional rent' shall not be a waiver of any other 'additional rent' then due.

AS TO WAIVERS

     EIGHTH. -- The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

COLLECTION OF RENT FROM OTHERS

     NINTH. -- If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than the Tenant the Landlord amy collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and under-letting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

MORTGAGES

     TENTH. -- This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver much further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

IMPROVEMENTS

     ELEVENTH. -- All improvements made by the Tenant to or upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

NOTICES

     TWELLFTH. -- Any notice or demand which under the terms of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

NO LIABILITY

     THIRTEENTH. -- The Landlord shall not be liable for any failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

NO ABATEMENT

     FOURTEENTH. -- No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various 'services,' if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such 'service' when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such 'service' or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such 'service' shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such 'services' during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

RULES, ETC.

     FIFTEENTH. -- The Landlord may prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

ENTRY

     EIGHTEENTH. -- That during seven months prior to the expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the promises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and convents of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

NO REPRESENTATIONS

     NINETEENTH. -- The Landlord has made no representations or promises in respect to said building or to the demised premises except those contained herein, and those, if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

ATTORNEY'S FEES

     TWENTIETH. -- If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be 'additional rent' hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

POSSESSION

     TWENTY-FIRST. -- Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason: in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

THE TENANT FURTHER COVENANTS:

INCREASED FIRE INSURANCE RATE

     TWENTY-THIRD. -- If by reason of the conduct upon the demised premises of a business not herein permitted, or if by reason of the improper or careless conduct of any business upon or use of the demised premises, the fire insurance rate shall at any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord, as additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or 'make up' of rate for the building on the demised premises, purporting to have been issued by New York Fire Insurance Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

WATER RENT

SEWER

     TWENTY-FOURTH. -- If a separate water meter be installed for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part, determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

ELECTRIC CURRENT

     TWENTY-FIFTH -- That the Tenant will purchase from the Landlord, if the Landlord shall so desire, all electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the Tenant.

SPRINKLER SYSTEM

     TWENTY-SIXTH -- If there now is or shall be installed in said building a 'sprinkler system' the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term $ , toward the contract price for sprinkler supervisory service.

SECURITY

     TWENTY-SEVENTH -- The sum of $1,500.00 Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

NUISANCE

     TWENTY-EIGHTH -- This lease is granted and accepted on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

BROKERS COMMISSIONS

     TWENTY-NINTH -- The Landlord hereby recognizes N/A as the broker who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise the option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

WINDOW CLEANING

     THIRTIETH -- The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the New York Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

VALIDITY

     THIRTY-FIRST -- The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

EXECUTION & DELIVERY OF LEASE

     THIRTY-SECOND -- In order to avoid delay, this lease has been prepared and submitted to the Tenant for signature with the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

WAR EMERGENCY

     THIRTY-FIFTH -- This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation or any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

THE LANDLORD COVENANTS

QUIET POSSESSION

     FIRST. -- That if and so long as the Tenant pays the rent and 'additional rent' reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

ELEVATOR

HEAT

     SECOND. -- Subject to the provisions of Paragraph 'Fourteenth' above the Landlord will furnish the following respective services: (a) Elevator service, if the building shall contain an elevator or elevators, on all days except
Sundays and holidays, from      A.M. to     P.M. and on Saturdays from
     A.M. to     P.M.; (b) Heat, during the same hours on the same days in the cold season in each year.

     And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     IN WITNESS WHEREOF, the Landlord and Tenant have respectively signed and sealed these presents the day and year first above written.

                                          61 MANORHAVEN BOULEVARD, LLC
                                          By: /s/ BERT E. BRODSKY
                                          ..............................[L.S.]
                                          Bert E. Brodsky             Landlord
IN PRESENCE OF:                           NATIONAL MEDICAL HEALTH CARD SYSTEMS,
                                          INC.

                                          By:   LINDA PORTNEY
                                          ..............................[L.S.]
                                          Linda Portney, Secretary      Tenant

State of New York, County of                         ss:

     On the        day of                19  , before me personally came
                                   , to me known, who, being by me duly
sworn, did depose and say that he resides at
                                            ; that he is
                                   , the corporation described in and which
executed the instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like


State of New York, County of                         ss:

     On the day of 19 , before me personally came to me known and known to me to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.


State of New York, County of                         ss:

     On the        day of                19  , before me personally came
                       , subscribing witness to the foregoing instrument, with whom I am personally acquainted who, being by me duly sworn, did depose and say, that he resided, at the time of the execution of said instrument and still resides, in that he is and then was acquainted with , and knew to be individual described in and who executed the foregoing instrument; and that he, said subscribing witness, was present and saw execute the same; and that he, said witness, thereupon at the same time subscribed his as witness thereto.

BUILDING-------------------------------------
Premises-------------------------------------
---------------------------------------------

                                     Landlord
                  to
                                       Tenant

---------------------------------------------
                 L E A S E
---------------------------------------------


---------------------------------------------

                                     GUARANTY

     In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord, the payment by the Tenant of the rent, within provided and the performance by the Tenant of all of the provisions of the within lease. Notice of all defaults is waived, and consent is hereby given to all extensions of time that any Landlord may grant.

     Dated,                     19
                                        ------------------------------

STATE OF                    COUNTY OF                    ss:

     On this day of , 19 , before me personally appeared to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                     RIDER

     Rider containing 4 numbered articles attached to and made part of Lease for Building at 63 Manorhaven Boulevard, Port Washington, New York, dated September 1, 1998, between 61 MANORHAVEN BOULEVARD, LLC, as Landlord, and NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. as Tenant.

     In the event of any conflict between any of the terms of the provisions of this Rider and any of the terms of the printed portion of this Lease, the provisions of this Rider shall be controlling.

     1. Additional Rent. In addition to the Basic Rent provided for above, all other payments to be made by Tenant to Landlord shall be deemed to be and shall become Additional Rent hereunder whether or not the same be designated as such, and, unless otherwise provided, shall be due and payable ten (10) days after demand. Landlord shall have the same remedies under Article Sixth of the printed portion of this Lease for failure to pay said Additional Rent, as for the nonpayment of Basic Rent. Tenant's obligation to pay Additional Rent shall survive the expiration of termination of the term of this Lease. Installments of Basic Rent and any Additional Rent payable on a monthly basis shall be equitably adjusted if the term of this Lease commences or terminates on a day other than the first day of a calendar month.

     2. Tenants Pro-Rata Share. For purposes of this Lease, the 'Tenant's Pro-Rata Share' shall be twenty-five percent (25%). In the event Landlord shall increase the size of the Building or in the event Tenant shall lease additional space in the Building, Tenant's Pro-rata Share shall be adjusted to reflect the new ratio which the size of the Demised Premises bears to the size of the Building. In the event Landlord and Tenant are unable to enter into an agreement in writing setting forth Tenant's new Pro-rata Share within thirty (30) days after submittal of such an agreement by Landlord to Tenant or Tenant to Landlord, the dispute shall be resolved by arbitration in accordance with the provisions contained herein.

     3. Landlord's Maintenance. Landlord shall perform all maintenance, repairs and replacements of the roof, parking lot, lawn sprinkler system and landscaping, and shall perform ice clearance from the parking lot and sidewalk, and from the roof if necessary, and all exterior painting (at such intervals as Landlord deems appropriate). Tenant shall pay to Landlord Tenant's Pro-rata Share of the costs and expenses incurred by Landlord in fulfilling its obligations under this Section 3, except that: (a) the cost of replacements shall be amortized over the life of such replacements; (b) as regards any re-paving of the parking lot, Tenant's annual payment to the Landlord in connection therewith shall not exceed $2,500; and (c) except as set forth in the following sentence, Tenant shall not be obligated to make any payment hereunder with regard to repairs or replacements of the roof. Notwithstanding anything to the contrary contained in the foregoing sentence, if the necessity for any such maintenance, repairs or replacements (including, without limitation, to the parking lot and/or roof) results from any act or omission or negligence of Tenant, its agents, employees, contractors, customers or invitees, Tenant shall pay to Landlord all of the costs and expenses incurred by Landlord in performing such work. All such payments shall be Additional Rent hereunder and shall be paid to Landlord within ten (10) days after Landlord bills therefor, or, at Landlord's election, in monthly installments in amounts established by Landlord.

     4. Tenant's Maintenance.

     (a) Tenant shall keep and maintain in good order and repair, and shall perform necessary maintenance, repairs and replacements on, the entire interior of the Demised Premises and the portions of the Building not being maintained by Landlord pursuant to Section 3 hereof, including, without limitation, roof-mounted mechanical equipment used in connection with the Demised Premises, pipes and conduits below the floor and below the ground surface of the

Demised Premises (provided that as to repairs and replacements of pipes and conduits below the floor and below the ground surface of the Demised Premises, Tenant's obligations shall be limited to those instances caused by or resulting from Tenant's occupancy of the Demised Premises), and windows on the interior and exterior of the Demised Premises clean and sanitary and in good condition and repair, and further, without limitation, maintaining and repairing of truck dock doors and all other exterior doors in conformity with other such doors of the Building. Tenant shall, to the extent possible, keep the Demised Premises from falling temporarily out of repair or deteriorating and shall keep the same safe, secure, clean and sanitary and in full compliance with all health, safety and police regulations in force. Tenant shall promptly remove any debris left by Tenant, its employees, agents, contractors or invitees in the parking area or other exterior areas of the Building. Tenant agrees to cooperate with any other tenants in the Building in connection with exterior maintenance and repairs not performed by Landlord hereunder to the end that any exterior repairs and maintenance will be performed in a uniform manner acceptable to Landlord. In connection therewith, Tenant and other such tenants may agree among themselves as to the allocation of costs and responsibilities.

     (b) Without limiting Tenant's obligations under Section 3(a) hereof, Tenant shall, at all times during the term of this Lease, have and keep in force an inspection and maintenance contract, in form and with a contractor satisfactory to the Landlord, providing for inspection at least once each calendar quarter of the heating equipment and providing for necessary repairs thereto. Said contracts shall provide that it will not be cancelable by either party thereto except upon thirty (30) days' prior written notice to Landlord.

                                          61 MANORHAVEN BOULEVARD, LLC

                                          By:           BERT E. BRODSKY
                                             ...................................
                             Bert E. Brodsky, Member

                                          NATIONAL MEDICAL HEALTH CARD SYSTEMS
                                          INC.

                                          By:            LINDA PORTNEY
                                             ...................................
                            Linda Portney, Secretary

                 SCHEDULE ATTACHED HERETO AND MADE PART HEREOF
                 LEASE OF DEMISED PREMISES IN BUILDING LOCATED
                AT 63 MANORHAVEN BOULEVARD, PORT WASHINGTON, NY,
                     COMMENCING SEPTEMBER 1, 1998, BETWEEN
                  61 MANORHAVEN BOULEVARD, LLC AS LANDLORD AND
             NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. AS TENANT.

                                SCHEDULE OF RENT

September 1, 1998 through                       $18,000.00 per annum
  August 31, 1999                               $ 1,500.00 per month

September 1, 1999 through                       $18,900.00 per annum
  August 31, 2000                               $ 1,575.00 per month

September 1, 2000 through                       $19,854.00 per annum
  August 31, 2001                               $ 1,653.75 per month

September 1, 2001 through                       $20,837.25 per annum
  August 31, 2002                               $ 1,736.44 per month

September 1, 2002 through                       $21,879.11 per annum
  August 31, 2003                               $ 1,823.26 per month

September 1, 2003 through                       $22,973.07 per annum
  August 31, 2004                               $ 1,914.42 per month

September 1, 2004 through                       $24,121.72 per annum
  August 31, 2005                               $ 2,010.14 per month